                                                             EXHIBIT (H)(27)(C)

                              AMENDMENT NO. 8 TO
                       ADMINISTRATIVE SERVICES AGREEMENT
                       Franklin Templeton Services, LLC
                    American General Life Insurance Company

   THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and American General Life Insurance Company (the "Company").

   WHEREAS, the Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of July 1, 1999 (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust") listed on the Schedule B of the Agreement;

   WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain new variable life or variable annuity insurance contracts covered by the Agreement.

   NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of September ______, 2008.

FRANKLIN TEMPLETON SERVICES, LLC        AMERICAN GENERAL LIFE INSURANCE COMPANY

By:                                     By:
        ------------------------------           ------------------------------
Name:   Thomas Regner                   Name:    Gary W. Parker
Title:  Vice President                  Title:   Executive Vice President

                                        Attest:
                                                 ------------------------------
                                        Name:    Lauren W. Jones
                                        Title:   Assistant Secretary

                                        [CORPORATE SEAL]

                                  SCHEDULE B

                        ADMINISTRATIVE EXPENSE PAYMENTS

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

                                                                                         DATE OF
                                                                                       BEGINNING OF
                                                                                        PERIOD FOR
                   PRODUCT NAME/                                                      COMPUTATION OF
#     COMPANY     REGISTRATION NO.            FUNDS OF THE TRUST             FEE RATE      FEE
-   ------------- ----------------  ---------------------------------------- -------- --------------
1.  American      AG Legacy Plus    Class 2 Shares:                            ___%      07/01/99
    General Life  VUL               Templeton Foreign Securities Fund
    Insurance     333-89897         Franklin Small-Mid Cap Growth
    Company                         Securities Fund

2.  American      Corporate         Class 2 shares:                            ___%        7/1/04
    General Life  America           Franklin Small Cap Value Securities Fund
    Insurance     333-80191
    Company

                                    Franklin U.S. Government Fund              ___%      08/31/07
                                    Mutual Shares Securities Fund
                                    Templeton Foreign Securities Fund

3.  American      Legacy Plus       Class 2 Shares:                            ___%      07/01/99
    General Life  VUL               Franklin Small-Mid Cap Growth
    Insurance     333-53909         Securities Fund
    Company                         Templeton Developing Markets Securities
                                    Fund
                                    Templeton Foreign Securities Fund

4.  American      Platinum          Class 2 shares:                            ___%      01/15/04
    General Life  Investor          Franklin Small Cap Value Securities Fund
    Insurance     FlexDirector      Franklin U.S. Government Fund
    Company       333-109613        Mutual Shares Securities Fund

                                    Templeton Foreign Securities Fund -        ___%      08/31/07
                                    Class 2

5.  American      Platinum          Class 2 Shares:                            ___%      11/01/01
    General Life  Investor I VUL    Franklin U.S. Government Fund
    Insurance     333-42567         Mutual Shares Securities Fund
    Company                         Templeton Foreign Securities Fund

6.  American      Platinum          Class 2 Shares:                            ___%      05/01/03
    General Life  Investor II VUL   Franklin Small Cap Value Securities Fund
    Insurance     333-103361        Franklin U.S. Government Fund
    Company                         Mutual Shares Securities Fund
                                    Templeton Foreign Securities Fund

                                                                                          DATE OF
                                                                                        BEGINNING OF
                                                                                         PERIOD FOR
                    PRODUCT NAME/                                                      COMPUTATION OF
#     COMPANY     REGISTRATION NO.             FUNDS OF THE TRUST             FEE RATE      FEE
-   ------------- ------------------ ---------------------------------------- -------- --------------
7.  American      Platinum           Class 2 Shares:                            ___%      05/01/03
    General Life  Investor III VUL   Franklin Small Cap Value Securities Fund
    Insurance     333-43264          Franklin U.S. Government Fund
    Company                          Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

8.  American      Platinum           Class 2 shares:                            ___%      01/15/04
    General Life  Investor           Franklin Small Cap Value Securities Fund
    Insurance     Immediate VA       Franklin U.S. Government Fund
    Company       333-109206         Mutual Shares Securities Fund

                                     Templeton Foreign Securities Fund -        ___%      08/31/07
                                     Class 2

9.  American      Platinum           Class 2 shares:                            ___%      01/15/05
    General Life  Investor IV VUL    Franklin Small Cap Value Securities Fund
    Insurance     333-118318         Franklin U.S. Government Fund
    Company                          Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

10. American      Platinum           Class 2 Shares:                            ___%      05/01/03
    General Life  Investor PLUS      Franklin Small Cap Value Securities Fund
    Insurance     VUL                Franklin U.S. Government Fund
    Company       333-82982          Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

11. American      Platinum           Class 2 Shares:                            ___%      05/01/03
    General Life  Investor           Franklin Small Cap Value Securities Fund
    Insurance     Survivor II VUL    Franklin U.S. Government Fund
    Company       333-65170          Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

12. American      Platinum           Class 2 Shares:                            ___%      05/01/03
    General Life  Investor           Franklin Small Cap Value Securities Fund
    Insurance     Survivor VUL       Franklin U.S. Government Fund
    Company       333-90787          Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

13. American      Platinum           Class 2 Shares:                            ___%      07/01/99
    General Life  Investor Variable  Templeton Global Asset Allocation Fund
    Insurance     Annuity            Templeton Foreign Securities Fund
    Company       333-70667

                                                                                         DATE OF
                                                                                       BEGINNING OF
                                                                                        PERIOD FOR
                   PRODUCT NAME/                                                      COMPUTATION OF
#     COMPANY     REGISTRATION NO.            FUNDS OF THE TRUST             FEE RATE      FEE
-   ------------- ----------------  ---------------------------------------- -------- --------------
14. American      Platinum          Class 2 shares:                            ___%      02/01/06
    General Life  Investor VIP      Franklin Small Cap Value Securities Fund
    Insurance     VUL               Franklin U.S. Government Fund
    Company       333-129552 and    Mutual Shares Securities Fund
                  333-137817        Templeton Foreign Securities Fund

15. American      The One VUL       Class 2 Shares:                            ___%      07/01/99
    General Life  Solution          Franklin Small-Mid Cap Growth
    Insurance     333-87307         Securities Fund
    Company                         Templeton Developing Markets Securities
                                    Fund

16. American      American          Class 1 shares:                            ___%      04/24/06
    General Life  General           Franklin Small Cap Value Securities Fund
    Insurance     Signature II
    Company       Not registered

17. American      AIG Corporate     Class 2 shares:                            ___%      08/31/07
    General Life  Investor VUL      Franklin Small Cap Value Securities Fund
    Insurance     333-143072        Franklin U.S. Government Fund
    Company                         Mutual Shares Securities Fund
                                    Templeton Foreign Securities Fund

18. American      AIG Income        Class 2 shares:                            ___%      10/01/07
    General Life  Advantage VUL     Franklin Small Cap Value Securities Fund
    Insurance     333-144594        Mutual Shares Securities Fund
    Company

19. American      AIG Protection    Class 2 shares:                            ___%      09/15/08
    General Life  Advantage VUL     Franklin Small Cap Value Securities Fund
    Insurance     333-146948        Mutual Shares Securities Fund
    Company

20. American      AIG Income        Class 2 shares:                            ___%      09/15/08
    General Life  Advantage         Franklin Small Cap Value Securities Fund
    Insurance     Select            Mutual Shares Securities Fund
    Company       333-151576

21. American      Corporate         Class 2 shares:                            ___%      12/01/08
    General Life  Investor Select   Franklin Small Cap Value Securities Fund
    Insurance     333-153093        Franklin U.S. Government Fund
    Company                         Mutual Shares Securities Fund
                                    Templeton Foreign Securities Fund

22. American      Survivor          Class 2 shares:                            ___%      12/01/08
    General Life  Advantage         Franklin Small Cap Value Securities Fund
    Insurance     333-153068        Mutual Shares Securities Fund
    Company

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